UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2008

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

(Exact name of Registrant as specified in its charter)

            Delaware                  0-10831                 94-2744492

      (State or other jurisdiction (Commission            (I.R.S. Employer

         of incorporation)          File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Institutional Properties, LP (the “Registrant”) owns a 100% interest in CCIP Loft, L.L.C., a Delaware limited liability company (the “Company”). The Company owns The Loft Apartments (“The Loft”), a 184-unit apartment complex located in Raleigh, North Carolina. As previously disclosed, after April 30, 2008, the assets of the Company are, for all purposes, solely allocated to the holders of the Registrant’s Series A Units.

On March 20, 2008 (the “Effective Date”), the Company entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, Northview Realty Group, Inc., a Canadian corporation (the “Purchaser”), to sell The Loft to the Purchaser for a total sales price of $12,350,000. On March 20, 2008 the Purchaser also entered into a purchase and sale contract for another property (the “Related Agreement”) with an entity (the “Related Seller”) affiliated with AIMCO Properties, L.P., an affiliate of the Registrant. The Registrant, the Related Seller and the Purchaser agreed that a default by any party under either the Purchase Agreement or the Related Agreement would be deemed a default under both agreements. A termination of either the Purchase Agreement or the Related Agreement for any reason is also deemed a termination of both agreements.

On April 21, 2008, the Purchaser delivered written notice of its election to terminate both the Purchase Agreement and the Related Agreement.  Pursuant to their terms, the Purchase Agreement and the Related Agreement were terminated.

On May 1, 2008, the Seller and Purchaser entered into a First Amendment of Purchase and Sale Contract (“First Amendment”) pursuant to which the Purchase Agreement was reinstated, the feasibility period was extended to May 9, 2008 and the Closing Date was extended to May 29, 2008.  This First Amendment also had the effect of reinstating the Related Agreement.

On May 9, 2008, the Purchaser delivered written notice of its election to again terminate both the Purchase Agreement and the Related Agreement.  Pursuant to their terms, the Purchase Agreement and the Related Agreement were terminated.

On September 8, 2008, the Seller and Purchaser entered into a Second Amendment of Purchase and Sale Contract pursuant to which the Purchase Agreement again was reinstated, the purchase price was reduced to $9,500,000, the feasibility period was extended to September 15, 2008, the Closing Date was extended to October 10, 2008 and the cross-terminations sections of the original Purchase Agreement and Related Agreement were removed.

On September 15, 2008, the Purchaser delivered written notice of its election to terminate the Purchase Agreement.  Pursuant to its terms, the Purchase Agreement was terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL

INSTITUTIONAL PROPERTIES, LP

                                 By:     CONCAP EQUITIES, INC.

                                         General Partner

By:    /s/Stephen B. Waters

    Stephen B. Waters

    Vice President

Date:  September 19, 2008